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                                                                  Exhibit 10.18

                    [Transamerica Business Credit letterhead]



February 12, 1999



Ms. Leota L. Pearson
Controller
Endocardial Solutions, Inc.
1350 Energy Lane
Suite 110
Saint Paul, MN 55108-5254

Dear Leota:

Transamerica Business Credit Corporation - Technology Finance Division is pleased to offer to amend its Commitment Letter dated as of March 4, 1998 (the "Commitment") as provided below:

The Commitment is hereby reaffirmed and shall continue in full force and effect except that:

1. The paragraph titled "Lease Term Commencement" is hereby deleted in its entirety and replaced with the following:

LEASE TERM COMMENCEMENT: Upon delivery of the Equipment or upon each completion of deliveries of items of Equipment with aggregate cost of not less than $50,000, but no later than June 30, 1999.

Should you have any questions, please call me.

                                   Yours truly,

                                   TRANSAMERICA BUSINESS CREDIT
                                   CORPORATION - TECHNOLOGY
                                   FINANCE DIVISION


                                   By   /s/ Gerald A. Michaud
                                      --------------------------------------
                                      Gerald A. Michaud
                                      Senior Vice President - Marketing